                                                                [EXECUTION COPY]


                         AMENDMENT NO. 3 TO CREDIT AGREEMENT


          AMENDMENT dated as of October 22, 1997 among CROWN PAPER CO. (the "Borrower"), CROWN VANTAGE INC., the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and as Collateral Agent.


                                W I T N E S S E T H :


          WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of August 15, 1995 (as amended, the "Agreement"); and

          WHEREAS, the Borrower has entered into an agreement to sell up to 24,646 acres in the aggregate of timber properties located in Mississippi and Louisiana (the "Mississippi Asset Sale"); and

          WHEREAS, the Borrower has entered into an agreement to sell up to 83,000 acres in the aggregate of timber properties located in New Hampshire and Maine (the "New Hampshire Asset Sale" and, together with the Mississippi Asset Sale, the "Timber Asset Sales"); and

          WHEREAS, in connection with the Timber Asset Sales the parties hereto desire to amend the Agreement as more fully set forth below;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2. ADDITION TO ASSET SALES BASKET. The parenthetical set forth in clause (ii) of Section 5.7(b) of the Agreement is amended to read in its entirety as

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follows: "(other than (x) the sale by the Borrower of its mill and related operations located in Milford, New Jersey, (y) the exchange of timber properties for other timber properties and (z) the sale by the Borrower of up to 24,646 acres in the aggregate of timber properties located in Mississippi and Louisiana and up to 83,000 acres in the aggregate of timber properties located in New Hampshire and Maine, so long as each such sale described in this clause (z) is consummated on or prior to December 31, 1997 and the Net Cash Proceeds with respect thereto are applied by the Borrower to prepay the Loans in accordance with Section 2.8(b))".

          SECTION 3. RELEASE OF LIENS AND RELATED CONSENTS. (a) Upon receipt by the Banks of the Net Cash Proceeds of not less than $11,000,000 from the Mississippi Asset Sale, the Lien created under the Security Documents on the assets sold pursuant to such Mississippi Asset Sale (but not any Proceeds thereof) shall be released.

          (b) Upon receipt by the Banks of the Net Cash Proceeds of not less than $22,000,000 from the New Hampshire Asset Sale, the Lien created under the Security Documents on the assets sold pursuant to such New Hampshire Asset Sale (but not any Proceeds thereof) shall be released.

          (c) The Banks hereby consent to (i) the consummation by the Borrower of the Timber Asset Sales substantially on the terms disclosed by the Borrower to the Banks prior to the date hereof, (ii) the release of the Liens created under the Security Documents on the assets being sold pursuant to the Mississippi Asset Sale (but not on any Proceeds thereof) and the New Hampshire Asset Sale (but not on any Proceeds thereof) effected by clauses (a) and (b) of this Section and (iii) the execution and delivery by the Collateral Agent to the Borrower of any documents evidencing such releases.

          SECTION 4. BORROWER REPRESENTATIONS. The Borrower represents and warrants to the Banks that (i) upon receipt thereof, the consideration received by the Borrower from each Timber Asset Sale shall not be less than the fair market value of the assets being disposed pursuant thereto and (ii) such consideration, in each case, shall consist solely of cash payable at closing.

          SECTION 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 6. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received,


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the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                       CROWN PAPER CO.



                                       By /s/ Christopher McLain
                                         --------------------------------
                                         Name: Christopher McLain
                                         Title: Senior Vice President



                                       CROWN VANTAGE INC.



                                       By /s/ Christopher McLain
                                         --------------------------------
                                         Name: Christopher McLain
                                         Title: Senior Vice President

                                       MORGAN GUARANTY TRUST COMPANY OF NEW YORK



                                       By  /s/ John H. Chaplin
                                         --------------------------------
                                         Name: John H. Chaplin
                                         Title: Associate



                                       THE BANK OF NEW YORK


                                       By /s/ Jonathan Rollins
                                         --------------------------------
                                         Name: Jonathan Rollins
                                         Title: Assistant Vice President



                                       CERES FINANCE LTD.


                                       By /s/ John H. Cullinane
                                         --------------------------------
                                         Name: John H. Cullinane
                                         Title: Director



                                       THE CHASE MANHATTAN BANK, as
                                       successor by merger to THE CHASE
                                       MANHATTAN BANK, N.A.


                                       By /s/ Ronald Potter
                                         --------------------------------
                                         Name: Ronald Potter
                                         Title: Managing Director

                                       CREDITANSTALT CORPORATE FINANCE, INC.


                                       By /s/ Jack R. Bertges
                                         --------------------------------
                                         Name: Jack R. Bertges
                                         Title: Senior Vice President


                                       By /s/ James F. McCann
                                         --------------------------------
                                         Name: James F. McCann
                                         Title: Vice President



                                       CHRISTIANIA BANK OG KREDITKASSE


                                       By /s/ Carl-Peter Svendsen
                                         --------------------------------
                                         Name: Carl-Peter Svendsen
                                         Title: First Vice President


                                       By /s/ Kristi Holton
                                         --------------------------------
                                         Name: Kristi Holton
                                         Title: First Vice President



                                       DRESDNER BANK AG, NEW YORK BRANCH AND
                                       GRAND CAYMAN BRANCH


                                       By /s/ John W. Sweeney
                                         --------------------------------
                                         Name: John W. Sweeney
                                         Title: Assistant Vice President


                                       By /s/ Christopher E. Sarisky
                                         --------------------------------
                                         Name: Christopher E. Sarisky
                                         Title: Assistant Treasurer

                                       FIRST SOURCE FINANCIAL LLP, by
                                       FIRST SOURCE FINANCIAL, INC.,
                                       its Agent/Manager


                                       By /s/ James W. Wilson
                                         --------------------------------
                                         Name: James W. Wilson
                                         Title: Senior Vice President



                                       KZH HOLDING CORPORATION III



                                       By /s/ Virginia R. Conway
                                         --------------------------------
                                         Name: Virginia R. Conway
                                         Title: Authorized Agent



                                       THE LONG-TERM CREDIT BANK OF JAPAN, LTD.



                                       By /s/ T. Morgan Edwards II
                                         --------------------------------
                                         Name: T. Morgan Edwards II
                                         Title: Deputy General Manager



                                       MARINE MIDLAND BANK



                                       By /s/ M.F. Brown
                                         --------------------------------
                                         Name: M.F. Brown
                                         Title: Authorized Signatory

                                       MERRILL LYNCH PRIME RATE PORTFOLIO

                                       By: Merrill Lynch Asset Management, LP,
                                           as Investment Advisor



                                       By /s/ Gilles Marchand, CFA
                                         --------------------------------
                                         Name: Gilles Marchand, CFA
                                         Title: Authorized Signatory



                                       MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.



                                       By /s/ Gilles Marchand, CFA
                                         --------------------------------
                                         Name: Gilles Marchand, CFA
                                         Title: Authorized Signatory



                                       MORGAN STANLEY SENIOR FUNDING, INC.



                                       By /s/ Christopher A. Pucillo
                                         --------------------------------
                                         Name: Christopher A. Pucillo
                                         Title: Vice President




                                       NATEXIS BANQUE



                                       By /s/ Kevin Dooley
                                         --------------------------------
                                         Name: Kevin Dooley
                                         Title: Vice President

                                       NATIONSBANK, N.A.



                                       By /s/ Michael Short
                                         --------------------------------
                                         Name: Michael Short
                                         Title: Officer



                                       THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                       COMPANY



                                       By /s/ Richard A. Strait
                                         --------------------------------
                                         Name: Richard A. Strait
                                         Title: Vice President



                                       PNC BANK NATIONAL ASSOCIATION



                                       By /s/ David J. Egan
                                         --------------------------------
                                         Name: David J. Egan
                                         Title: Senior Vice President



                                       PRIME INCOME TRUST



                                       By
                                         --------------------------------
                                         Name:
                                         Title:

                                       PAMCO CAYMAN
                                       By: Protective Asset Management Company,
                                           as Collateral Manager



                                       By /s/ James Dondero, CFA, CPA
                                         --------------------------------
                                         Name: James Dondero, CFA, CPA
                                         Title: President



                                       SOUTHERN PACIFIC THRIFT AND LOAN



                                       By  /s/ Charles D. Martorano
                                         --------------------------------
                                         Name: Charles D. Martorano
                                         Title: Senior Vice President



                                       STRATA FUNDING LTD.



                                       By /s/ John H. Cullinane
                                         --------------------------------
                                         Name: John H. Cullinane
                                         Title: Director

                                       TORONTO DOMINION (TEXAS), INC.



                                       By /s/ Neva Nesbitt
                                         --------------------------------
                                         Name: Neva Nesbitt
                                         Title: Vice President



                                       VAN KAMPEN AMERICAN CAPITAL
                                       PRIME RATE INCOME TRUST



                                       By /s/ Kathleen A. Zairn
                                         --------------------------------
                                         Name: Kathleen A. Zairn
                                         Title: Vice President



                                       ML CBO IV (CAYMAN) LTD.
                                       By: Protective Asset Management Company



                                       By /s/ James Dondero, CFA, CPA
                                         --------------------------------
                                         Name: James Dondero, CFA, CPA
                                         Title: President

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                                       MORGAN GUARANTY TRUST
                                       COMPANY, as Administrative
                                       Agent and Collateral Agent



                                       By /s/ Christopher A. Bondy
                                         --------------------------------
                                         Name: Christopher A. Bondy
                                         Title: Vice President











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